DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus Variable
Investment Fund _ Limited Term High Income Portfolio. Since its inception on
May 1, 1997, and for its semi-annual reporting period ended June 30, 1997, your Portfolio achieved a total return, including share price changes and interest income, of 4.18%.* Income dividends paid from net investment income during the period amounted to approximately $0.163, representing an annualized distribution rate per share of 7.46%.**
ECONOMIC REVIEW
    Despite recent moderation in the rate of new job creation, the latest reported unemployment rate (5% in June) was the lowest since 1973. When the unemployment rate was last at that level, the inflation rate was heading toward double-digit territory. Now, inflation is subdued; the Consumer Price
Index rose at an annual rate of just 1.4% for the twelve-month period through May. Producer prices have risen a minuscule 0.6% over the same time. It has been unprecedented for the economy to have seven years of expansion, low unemployment and low inflation at the same time.
    Ever alert for signs of incipient inflation, the Federal Open Market
Committee, the policy-making arm of the Federal Reserve, has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) While there have been some signs that wages are increasing (an area of particular concern to the Federal Reserve), there have also been indications that the economy may be slowing from its torrid first quarter pace when it surged at a 5.9% annual rate, the biggest advance since the fourth quarter of 1987.
    Indicating possible moderation in the rate of economic growth, retail sales were in decline all spring despite record levels of consumer optimism about the economy. The latest report on retail sales through June showed a decline at an annual rate of 5% over the previous three months. This marked the first three-month decline since the fall of 1981. Yet, despite their sluggish spending at checkout counters, consumers' confidence in the economy continues to climb, heavily influenced by increased job security and low inflation.
    Throughout the seven-year economic expansion, the pattern of consumer spending has been stop-and-go, alternating between spurts of spending and retrenchment. The 5% decline for the three months through May was preceded by a 15% advance over the previous three-month period. On the production side of the economy, a survey of corporate buyers compiled by the National
Association of Purchasing Management reported that growth in factory activity eased slightly during June. The much-observed supplier-delivery component of the survey, a measure of how quickly orders are being satisfied and a possible sign of production bottlenecks, also fell modestly. In further evidence of a slowing economy during the second quarter, the Commerce
Department recently reported that factory orders fell in May.
    Rising incomes, low unemployment and quiescent inflation have all contributed to a feeling of confidence, as measured by the Conference Board's
Index of Consumer Sentiment, that has been unmatched for 28 years. Many economists believe that the optimistic consumer sentiment indicators provide a floor to economic growth and will spur consumer spending later in the year, particularly if the unemployment rate remains low and job security worries recede further. We are mindful of the potent role that consumers play in the economy _ their spending accounts for about two thirds of economic output. So we remain alert to signs of any strain on productive capacity caused by increases in consumer spending that might, in turn, lead to another tightening in monetary policy by the Federal Reserve.
MARKET ENVIRONMENT
    The continued slow, steady, and solid economic growth is very positive for the high yield market, as well as generally all risk-oriented fixed income investments. Fears of Federal Reserve intervention are subsiding, and market volatility should lessen in the near term. The short-term segment of the high yield market has benefited from the strong refinancing climate - strong equity markets and low interest rates - as many issuers of high coupon debt are redeeming their bonds at large premiums.
THE PORTFOLIO
    The strong refinancing climate has raised the prices of many of the Portfolio's holdings, even over the short period since inception. It is expected this will continue, although not necessarily at the same rate, as long as the equity and bond markets remain positive. However, the short-term focus of the Portfolio's holdings are intended to provide some protection from future market volatility. The investment strategy of the Portfolio remains three-pronged: investment in callable bonds in industries with long-term growth potential, short-term maturities in cyclical industries, and well-researched special situations where positive credit characteristics could cause early redemption. Exposure to emerging markets is very low. No changes in this strategy are anticipated at this time.
    Our primary task _ to provide high current income from short-term high yield securities _ will guide our portfolio management decisions. We will continue to use intensive fundamental research to achieve high current income from good credits.
                              Very truly yours,

                          [Roger King signature logo]

                              Roger King
                              Portfolio Manager
July 28, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.
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DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
STATEMENT OF INVESTMENTS                                                                    JUNE 30, 1997 (UNAUDITED)
                                                                                              Principal
Bonds and Notes_86.1%                                                                          Amount             Value
                                                                                              ___________      _____________
     Aerospace_4.4%                  Alliant Techsystems,
                                       Sr. Sub. Notes, 11 3/4%, 2003........                $     100,000      $     111,125
                                     Rocal, Ltd.,
                                       Collateralized Global Medium Term Notes
                                       (Gtd. by Embraer-Empresa Brasileira de
                                       Aeronautica S.A.), 10 1/4%, 1998......                     500,000 (a)        506,250
                                                                                                                   __________
                                                                                                                     617,375
                                                                                                                   __________
     Broadcasting_3.9%               Paxson Communications,
                                       Sr. Sub. Notes, 11 5/8%, 2002.........                     500,000            543,750
                                                                                                                   __________
     Building Materials_5.0%         Emcor Group,
                                       Notes, Ser. C, 11%, 2001.............                      660,657            693,690
                                                                                                                   __________
     Cable Television_4.4%           CCA Holdings,
                                       Sr. Sub. Notes, Zero Coupon, 1999....                      932,840 (a)        617,500
                                                                                                                   __________
     Consumer_12.8%                  Coleman Escrow,
                                       Secured First Priority Discount Notes,
                                       Zero Coupon, 2001....................                    1,500,000 (a)        945,000
                                     Revlon Worldwide,
                                       Sr. Secured Discount Notes, Zero Coupon, 2001            1,250,000 (a)        853,125
                                                                                                                   __________
                                                                                                                   1,798,125
                                                                                                                   __________
     Energy_6.1%                     Clark R & M Holdings,
                                       Sr. Secured Notes, Ser. A, Zero Coupon, 2000               500,000            381,250
                                     DeepTech International,
                                       Sr. Secured Notes, 12%, 2000.........                      450,000            474,750
                                                                                                                   __________
                                                                                                                     856,000
                                                                                                                   __________
     Financial_3.5%                  Cityscape Financial,
                                       Sr. Notes, 12 3/4%, 2004..............                     500,000 (a)        495,000
                                                                                                                   __________
     Foreign_6.5%                    Call-Net Enterprises,
                                       Sr. Discount Notes, Zero Coupon, 1999                      500,000 (b)        434,375
                                     Central Transport Rental Finance,
                                       Secured Notes, 9 1/2%, 2003...........                     500,000            482,500
                                                                                                                   __________
                                                                                                                     916,875
                                                                                                                   __________
     Gaming_3.2%                     Coast Hotels and Casinos,
                                       First Mortgage Notes, 13%, 2002......                      400,000            449,000
                                                                                                                   __________
     Home Building_3.7%              KHE Finance,
                                       Sub. Notes (Gtd. by Hovnanian Enterprises),
                                       11 1/4%, 2002.........................                     500,000            522,500
                                                                                                                   __________
     Industrial_7.1%                 Associated Materials,
                                       Sr. Sub. Notes, 11 1/2%, 2003.........                     500,000            530,000
                                     Republic Engineered Steels,
                                       First Mortgage Notes, 9 7/8%, 2001....                     500,000            466,250
                                                                                                                   __________
                                                                                                                     996,250
                                                                                                                   __________


DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  JUNE 30, 1997
(UNAUDITED)
                                                                                           Principal
Bonds and Notes (continued)                                                                  Amount              Value
                                                                                           __________          __________
     Paper & Paper Related_4.5%      Repap Wisconsin,
                                       Second Priority Sr. Secured Notes, 9 7/8%, 2006       $    200,000      $     203,000
                                     Stone Container,
                                       Sr. Notes, 11 7/8%, 1998..............                     400,000            422,000
                                                                                                                   __________
                                                                                                                     625,000
                                                                                                                   __________
     Retail_2.8%                     Duane Reade Holding,
                                       Sub. Notes, Zero Coupon, 1999........                     500,000 (c)         391,250
                                                                                                                   __________
     Supermarkets_4.0%               TLC Beatrice International Holdings,
                                       Sr. Secured Notes, 11 1/2%, 2005......                     500,000            565,000
                                                                                                                   __________
     Textiles_7.4%                   Sassco Fashion,
                                       Notes, 12 3/4%, 2004..................                     500,000 (d)         525,000
                                     Willcox & Gibbs,
                                       Sr. Notes, Ser. B, 12 1/4%, 2003......                     500,000 (a)        510,625
                                                                                                                   __________
                                                                                                                   1,035,625
                                                                                                                   __________
     Transporation_6.8%              TRISM,
                                       Sr. Sub. Notes, 10 3/4%, 2000.........                     500,000            487,500
                                     ValuJet,
                                       Sr. Notes, 10 1/4%, 2001..............                     500,000            472,500
                                                                                                                   __________
                                                                                                                     960,000
                                                                                                                   __________
                                     TOTAL BONDS AND NOTES
                                       (cost $11,896,933)...................                                     $12,082,940
                                                                                                                =============
Equity-Related Securities_20.5%

Convertible Bonds and Notes_13.1%
     Broadcasting_3.6%               Scandinavian Broadcasting,
                                       Sub. Deb., 7 1/4%, 2005...............                $    500,000      $     502,500
                                                                                                                   __________
     Energy_4.9%                     Kelley Oil & Gas:
                                       Deb., 8 1/2%, 2000....................                     450,000            437,625
                                       Sub. Notes, 7 7/8%, 1999..............                     260,000            246,350
                                                                                                                   __________
                                                                                                                     683,975
                                                                                                                   __________
     Restaurants_4.6%                Boston Chicken,
                                       Liquid Yield Option Notes, Zero Coupon, 2015             3,000,000 (e)        656,250
                                                                                                                   __________
                                     TOTAL CONVERTIBLE BONDS AND NOTES......                                       1,842,725
                                                                                                                   __________
     Preferred Stocks_7.4%                                                                        Shares
                                                                                               ___________
     Cable Television_3.2%           Time Warner,
                                       Cum., Ser. K, $102.50................                         410             455,100
                                                                                                                   __________
     Gaming_4.2%                     Alliance Gaming, Ser. B,
                                       Cum., $15.00.........................                       5,706             584,865
                                                                                                                   __________
                                     TOTAL PREFERRED STOCKS.................                                       1,039,965
                                                                                                                   __________
                                     TOTAL EQUITY RELATED SECURITIES
                                       (cost $2,879,595)....................                                    $  2,882,690
                                                                                                               ==============

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                        JUNE 30, 1997 (UNAUDITED)
                                                                                           Principal
Short-Term Investments_9.3%                                                                  Amount                Value
                                                                                         _____________         ____________
     U.S. Government Agency;         Federal Home Loan Banks,
                                       6%, 7/1/1997
                                       (cost $1,300,000)....................                 $1,300,000       $    1,300,000
                                                                                                               ==============
TOTAL INVESTMENTS (cost $16,076,528)........................................                      115.9%         $16,265,630
                                                                                                ========       ==============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                      (15.9%)       $ (2,237,494)
                                                                                                ========       ==============
NET ASSETS..................................................................                      100.0%         $14,028,136
                                                                                                ========       ==============

Notes to Statement of Investments:
    (a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualifed institutional buyers. At
         June 30, 1997, these securities amounted to $3,927,500 or 28.0% of net assets.
    (b) Zero coupon until 12/1/1999, date on which a stated coupon rate of 13 1/4% becomes effective; the stated maturity is 12/1/2004.
    (c) Zero coupon until 9/15/1999, date on which a stated coupon rate of 15% becomes effective; the stated maturity is 9/15/2004.
    (d)  Purchased on a forward commitment basis.
    (e)  Security can be put at holder's option on various dates.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                JUNE 30, 1997 (UNAUDITED)
                                                                                              Cost                  Value
                                                                                           _____________        _____________
ASSETS:                          Investments in securities_See Statement of Investments     $16,076,528          $16,265,630
                                 Cash.......................................                                       1,140,276
                                 Interest receivable........................                                         147,163
                                 Other assets...............................                                              94
                                                                                                                  ___________
                                                                                                                  17,553,163
                                                                                                                  ___________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         1,569
                                 Payable for investment securities purchased                                       3,511,853
                                 Accrued expenses...........................                                          11,605
                                                                                                                  ___________
                                                                                                                   3,525,027
                                                                                                                  ___________
NET ASSETS..................................................................                                     $14,028,136
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                     $13,743,651
                                 Accumulated undistributed investment income_net                                      32,150
                                 Accumulated net realized gain (loss) on investments                                  63,233
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4                                                               189,102
                                                                                                                  ___________
NET ASSETS..................................................................                                     $14,028,136
                                                                                                                 ============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized)                                     1,090,959
NET ASSET VALUE, offering and redemption price per share....................                                          $12.86
                                                                                                                     ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FROM APRIL 30, 1997 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME
INCOME:                          Interest...................................                    $189,718
                                 Cash dividends.............................                      31,944
                                                                                              ___________
                                       Total Income.........................                                        $221,662
EXPENSES:                        Investment advisory fee_Note 3(a)..........                      12,479
                                 Registration fees..........................                       4,165
                                 Auditing fees..............................                       3,125
                                 Prospectus and shareholders' reports.......                       3,375
                                 Custodian fees_Note 3(a)...................                       1,014
                                 Legal fees.................................                         614
                                 Shareholder servicing costs................                          78
                                 Trustees' fees and expenses_Note 3(b)......                          29
                                 Miscellaneous..............................                         283
                                                                                              ___________
                                       Total Expenses.......................                      25,162
                                 Less_reduction in investment advisory fee due to
                                     undertaking_Note 3(a)..................                      (5,964)
                                                                                              ___________
                                       Net Expenses.........................                                          19,198
                                                                                                                  ___________
INVESTMENT INCOME_NET.......................................................                                         202,464
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                   $  63,233
                                 Net unrealized appreciation (depreciation) on investments       189,102
                                                                                              ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         252,335
                                                                                                                  ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $454,799
                                                                                                                  ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FROM APRIL 30, 1997 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1997 (UNAUDITED)

OPERATIONS:
  Investment income_net......................................................................                     $  202,464
  Net realized gain (loss) on investments....................................................                         63,233
  Net unrealized appreciation (depreciation) on investments..................................                        189,102
                                                                                                                  ___________
      Net Increase (Decrease) in Net Assets Resulting from Operations........................                        454,799
                                                                                                                  ___________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net......................................................................                       (170,314)
                                                                                                                  ___________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold..............................................................                      13,664,488
  Dividends reinvested.......................................................................                        170,313
  Cost of shares redeemed....................................................................                        (91,150)
                                                                                                                  ___________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions................                     13,743,651
                                                                                                                  ___________
        Total Increase (Decrease) in Net Assets..............................................                     14,028,136
NET ASSETS:
  Beginning of Period........................................................................                          __
                                                                                                                  ___________
  End of Period..............................................................................                    $14,028,136
                                                                                                                 ============
Undistributed investment income_net..........................................................                    $    32,150
                                                                                                                  ___________
                                                                                                                    Shares
                                                                                                                  ___________
CAPITAL SHARE TRANSACTIONS:
  Shares sold................................................................................                      1,084,706
  Shares issued for dividends reinvested.....................................................                         13,244
  Shares redeemed............................................................................                         (6,991)
                                                                                                                  ___________
      Net Increase (Decrease) in Shares Outstanding..........................................                      1,090,959
                                                                                                                 ============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS (UNAUDITED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment  return, ratios to average net assets and other supplemental data for the period from April 30, 1997
(commencement of operations) to June 30, 1997. This information has been derived from the Series' financial statements.
PER SHARE DATA:
    Net asset value, beginning of period.....................................................        $12.50
                                                                                                    ________
    Investment Operations:
    Investment income_net....................................................................           .19
    Net realized and unrealized gain (loss) on investments...................................           .33
                                                                                                    ________
    Total from Investment Operations.........................................................           .52
                                                                                                    ________
    Distributions:
    Dividends from investment income_net.....................................................          (.16)
                                                                                                    ________
    Net asset value, end of period...........................................................        $12.86
                                                                                                    ========
TOTAL INVESTMENT RETURN......................................................................          4.18%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................................................          1.00%(2)
    Ratio of net investment income
      to average net assets..................................................................        10.55%(2)
    Decrease reflected in above expense ratio
      due to undertaking by the Manager.....................................................           .31%(2)
    Portfolio Turnover Rate..................................................................        13.41%(1)
    Net Assets, end of period (000's Omitted).............................................          $14,028

(1)    Not annualized.
(2)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Limited Term High Income Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.
    As of June 30, 1997, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 849,967 shares of the Series.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2_SIGNIFICANT ACCOUNTING POLICIES:
    (a) Portfolio valuation: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Investments denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Series to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (d) Federal income taxes: It is the policy of the Series to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3_INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the Series' average daily net assets and is payable monthly. Dreyfus has undertaken from April 30, 1997 (commencement of operations) through June 30, 1997, to reduce the management fee paid by the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, to the extent that such expenses exceed an annual rate of 1% of the value of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $5,964 during the period ended June 30, 1997.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended June 30, 1997, $1,014 was charged by Mellon pursuant to the custody agreement.
    (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $16,043,462 and $1,383,865, respectively.
    At June 30, 1997, accumulated net unrealized appreciation on investments was $189,102, consisting of $218,276 gross unrealized appreciation and $29,174 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS VARIABLE INVESTMENT FUND,
LIMITED TERM HIGH INCOME PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            156SA976
[Dreyfus logo]
Registration Mark

Variable
Investment Fund,
Limited Term
High Income Portfolio
Semi-Annual
Report
June 30, 1997